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                                                           Exhibit 10.1.4

                             WAIVER AND AMENDMENT

          THIS WAIVER AND AMENDMENT is made as of November 20, 1995 pursuant to Section 11.04 of the Revolving Credit Agreement, dated as of July 26, 1994, among Foodmaker Inc. ("Foodmaker"), the Banks signatory thereto, Credit Lyonnais New York Branch ("Credit Lyonnais"), as Agent, Collateral Agent and Swing Line Bank and Union Bank, as Issuing Bank, as amended through the date hereof (the "Foodmaker Credit Agreement"), and pursuant to Section 6.08(b) of the Pledge and Security Agreement, dated as of September 26, 1994, between Foodmaker and Credit Lyonnais as Collateral Agent (the "Pledge and Security Agreement").

          WHEREAS, Foodmaker is the registered holder of 389,634.375 shares of common stock, par value $.01 per share, of Family Restaurants, Inc. ("FRI") and of a warrant to purchase 111,111 shares of the common stock of FRI;

          WHEREAS, Foodmaker desires to enter into the Exchange Agreement, dated as of November 20, 1995 (the "Exchange Agreement"), by and between Foodmaker and Apollo FRI Partners, L.P. ("Apollo FRI Partners"), whereby Foodmaker will transfer and assign to Apollo FRI Partners all of the common stock and warrants of FRI held by Foodmaker;

          WHEREAS, in consideration for such transfer, Apollo Advisors, L.P. ("Apollo Advisors"), Apollo FRI Partners and Green Equity Investors, L.P. ("GEI") have agreed with Foodmaker to enter into a mutual release of claims arising out of (i) the Acquisition Agreement, dated as of October 15, 1993, among FRI, Apollo Advisors, on behalf of one or more managed entities or designees, GEI, Foodmaker and Chi-Chi's, Inc. and (ii) the ownership, management or operations of FRI (the "Mutual Release");

          WHEREAS, in the event that the transactions contemplated by the Exchange Agreement are not consummated by January 26, 1995, pursuant to the Exchange Agreement Foodmaker will be required to enter into a participation purchase agreement among Apollo, Credit Lyonnais as Overline Agent and certain other parties (the "Participation Purchase Agreement") and assume 40% of the obligations of Apollo FRI Partners under the Participation Purchase Agreement;

          WHEREAS, in the event that Foodmaker enters into the Participation Purchase Agreement, Foodmaker may be obligated under certain circumstances to purchase a

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participation in the Credit Agreement, dated as of January 27,
1994, among FRI-M Corp., the Guarantors named therein, the Banks named therein and Credit Lyonnais as Agent, Collateral Agent, Swing Line Bank and Issuing Bank (as amended from time to time, the "FRI Credit Agreement");

          WHEREAS, Foodmaker believes that it is in the best interest of Foodmaker to enter into the Exchange Agreement;

          WHEREAS, Section 8.02(a) of the Foodmaker Credit Agreement restricts the ability of Foodmaker to enter into transactions with Affiliates;

          WHEREAS, Section 8.02(b) of the Foodmaker Credit Agreement restricts the ability of Foodmaker to create, incur, assume or suffer to exist any Indebtedness;

          WHEREAS, Section 8.02(d) of the Foodmaker Credit Agreement restricts the ability of Foodmaker to sell, lease, or otherwise dispose of any of its assets;

          WHEREAS, Section 8.02(f) of the Foodmaker Credit Agreement restricts the ability of Foodmaker to assume, guarantee, endorse, contingently agree to purchase or otherwise become liable upon the obligation of any other Person;

          WHEREAS, Section 8.02(g) of the Foodmaker Credit Agreement restricts the ability of Foodmaker to purchase or acquire the obligations or stock of, or any other interest in, or make loans, advances or capital contributions to, or form any joint ventures or partnerships with, any Person;

          WHEREAS, the undersigned Banks have agreed to waive certain provisions of the Foodmaker Credit Agreement in order to permit Foodmaker to enter into the Exchange Agreement;

          WHEREAS, under the Pledge and Security Agreement, Foodmaker has pledged the shares of FRI common stock held by Foodmaker as security for its obligations under the Foodmaker Credit Agreement;

          WHEREAS, the undersigned Banks have agreed to release the shares of FRI common stock pursuant to Section 6.12 of the Pledge and Security Agreement upon the closing of the transactions contemplated by the Exchange Agreement;


          NOW, THEREFORE, the parties hereto hereby agree as follows:

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          1.   The agreement by Foodmaker to transfer and assign to Apollo
FRI Partners the 389,634.375 shares of common stock, par value $.01 per share, of FRI and the warrant to purchase 111,111 shares of the common stock of FRI and the subsequent transfer and assignment of such shares and warrant prior to January 31, 1995 shall not constitute a Default or an Event of Default under Section 8.02(d) of the Foodmaker Credit Agreement.

          2. The agreement by Foodmaker to purchase pursuant to the Participation Purchase Agreement, an undivided participating interest (a "Participation") in certain specified loans and syndicated letters of credit (and drawings thereunder) under the FRI Credit Agreement in the event that the Closing (as defined in the Exchange Agreement) does not occur in an aggregate amount not to exceed $3.2 million, the incurrence of a letter of credit in the amount of $3.2 million for the benefit of the banks selling such Participations, and the purchase of such Participations in the event that the Closing does not occur shall not constitute a Default or an Event of Default under Sections 8.02(a), (b), (f) or (g) of the Foodmaker Credit Agreement.

          3. At the Closing, the Agent, the Collateral Agent, the Issuing Bank, the Swing Line Bank and each Bank will duly assign, transfer and deliver to Foodmaker the shares of common stock of FRI in the possession of the Collateral Agent, and shall execute and deliver to Foodmaker such instruments as may be required to terminate the Credit Documents with respect to such shares and to release the security interests granted pursuant to the Pledge and Security Agreement.

          4. Effective as of the Closing, the definition of "Pledged Stock" in Section 1.01(c) of the Pledge and Security Agreement is hereby amended to read in its entirety as follows:

               "Pledged Stock" shall mean all the outstanding capital stock of the Company's Subsidiaries including all dividends and other distributions on, and all subscription rights, warrants or options in respect of, and securities convertible into, such shares of capital stock.

          5. The Pledge and Security Agreement, as amended hereby, shall be binding upon the Company and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of the Company, the Collateral Agent,

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the Issuing Bank, the Swing Line Bank and the Banks and their respective successors and assigns.

          6. Except as expressly provided in this Waiver and Amendment, all of the terms, covenants, conditions, restrictions and other provisions contained in the Foodmaker Credit Agreement and in the Pledge and Security Agreement shall remain in full force and effect.

          7. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Foodmaker Credit Agreement.

          8. This Waiver and Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all the counterparts shall together constitute one and the same instrument.

          9. THIS WAIVER AND AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.


          IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Amendment to be duly executed as of the date first above written.


                         FOODMAKER, INC.


                         By: CHARLES W. DUDDLES
                             -------------------------------
                             Name:  Charles W. Duddles
                             Title: Executive Vice President


                         CREDIT LYONNAIS NEW YORK BRANCH
                         as Agent for the Banks


                         By: JULIE BOTHAMLEY
                             -------------------------------
                             Name:  Julie Bothamley
                             Title: VP

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                         CREDIT LYONNAIS NEW YORK BRANCH
                         as Collateral Agent for the Banks


                         By: JULIE BOTHAMLEY
                             -------------------------------
                             Name:  Julie Bothamley
                             Title: VP


                         CREDIT LYONNAIS NEW YORK BRANCH
                         as a Bank and as the Swing Line
                         Bank


                         By: JULIE BOTHAMLEY
                             -------------------------------
                             Name:  Julie Bothamley
                             Title: VP


                         UNITED STATES NATIONAL BANK OF
                         OREGON


                         By: JANET JORDAN
                             --------------------------------
                             Name:  Janet Jordan
                             Title: Vice President


                         UNION BANK as a Bank and as the
                         Issuing Bank


                         By: PATRICK M. CASSIDY
                             -------------------------------
                             Name:  Patrick M. Cassidy
                             Title: Vice President



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